UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  May 13, 2004

                               CINEMARK USA, INC.
               (Exact name of registrant as specified in charter)


             TEXAS                     33-47040                   75-2206284
 (State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)             File Number)            Identification No.)


                         3900 DALLAS PARKWAY, SUITE 500
                               PLANO, TEXAS 75093
              (Address and Zip Code of Principal Executive Offices)

                                  972-665-1000
              (Registrant's telephone number, including area code)


Item 7. Financial Statements, Proforma Financial Information and Exhibits

        (a)    None
        (b)    None
        (c) Exhibit 99.1 May 13, 2004 Press Release, furnished solely for purposes of incorporation by reference to Item 9 herein.

Item 9. Regulation FD Disclosure

On May 13, 2004, we announced our consolidated financial results for the first quarter and three month period ended March 31, 2004. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit. The information in this current report is being furnished under Item 9 Regulation FD Disclosure, and under Item 12 Disclosure of Results of Operations and Financial Condition, as directed by the Commission in Release No. 34-47583.


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CINEMARK USA, INC.


Date: May 13, 2004                     By:    /s/ Michael D. Cavalier
                                       Name:  Michael D. Cavalier
                                       Title: Vice President and General Counsel

                                  EXHIBIT INDEX

        The exhibits below are numbered in accordance  with the Exhibit Table of
Item 601 of Regulation 8-K.

Exhibit No.            Description of Exhibit

99.1                   Press Release of Cinemark USA, Inc. dated May 13, 2004.

                                                                    EXHIBIT 99.1

                                                                            NEWS
                                                                         Release
                                                          Contact: Robert Copple
                                                                    972-665-1000

>For Immediate Release...

           CINEMARK USA, INC. REPORTS RESULTS FOR FIRST QUARTER 2004:
                   REVENUES INCREASE 16%, EBITDA INCREASES 22%

        Plano, TX, May 13, 2004 - Cinemark USA, Inc., one of the leaders in the motion picture exhibition industry, today reported results for the three months ended March 31, 2004.

        Cinemark USA, Inc.'s revenues for the three months ended March 31, 2004 increased 16.1% to $235.1 million from $202.5 million for the three months ended March 31, 2003. The increase was primarily related to a 10.9% increase in attendance combined with a 5.7% increase in average ticket price. The Company's operating income for the three months ended March 31, 2004 was $32.9 million compared with operating income of $25.1 million for the three months ended March 31, 2003. Earnings before interest, taxes, depreciation, amortization and other non-cash expenditures ("Adjusted EBITDA") for the three months ended March 31, 2004 increased 22.4% to $50.9 million from $41.6 million for the three months ended March 31, 2003. The Company's Adjusted EBITDA margin was 21.7% for the three months ended March 31, 2004. Net income for the three months ended March 31, 2004 increased to $9.9 million from $5.5 million for the three months ended March 31, 2003.

        Cinemark USA, Inc. continues to be a leader in the development of stadium seating multiplex theatres. During the three months ended March 31, 2004, the Company opened three new theatres with a total of 33 screens, bringing its aggregate screen count to 3,175 in the United States, Canada, Mexico, Argentina, Brazil, Chile, Ecuador, Peru, Honduras, El Salvador, Nicaragua, Costa Rica, Panama, Colombia and the United Kingdom. As of March 31, 2004, the Company had signed commitments to open 14 new theatres with 143 screens and add four screens to existing theatres by the end of 2004. The Company also has signed commitments to open eleven new theatres with 107 screens subsequent to 2004.

        The Company intends that this press release be governed by the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995 (the "PSLR Act") with respect to statements that may be deemed to be forward-looking statements under the PSLR Act. Such forward-looking statements may include, but are not limited to, the Company and any of its subsidiaries' long-term theatre strategy. Actual results could differ materially from those indicated by such forward-looking statements due to a number of factors.

        The   Company,   headquartered   in  Plano,   TX,   has  a  website   at
www.cinemark.com where customers can view showtimes and purchase tickets.

                               Cinemark USA, Inc.
                         Financial and Operating Summary
                            (unaudited, in thousands)

                                                                       Three months ended
                                                                            March 31,
                                                                      2004            2003
                                                                      ----            ----
Statement of Operations data (1):
        Theatre revenues                                          $  235,112      $  202,473

        Film rentals and advertising                                  78,972          66,878
        Concession supplies                                           12,113           9,787
        Facility lease expense                                        31,088          28,450
        Other theatre operating expenses                              50,897          47,397
        General and administrative expenses                           11,800           9,440
        Depreciation, amortization and asset impairment loss          17,889          15,996
        Gain on sale of assets and other                                (513)           (616)
                                                                  ---------------------------
Total costs and expenses                                             202,246         177,332
                                                                  ---------------------------

Operating income                                                      32,866          25,141

        Interest expense (2)                                          12,466          13,879
        Other expense                                                    754           1,545
                                                                  ---------------------------
Income from continuing operations before income taxes                 19,646           9,717
Income taxes                                                           7,949           3,949
                                                                  ---------------------------
Income from continuing operations                                     11,697           5,768

Loss from discontinued operations, net of tax benefit                 (1,763)           (315)
                                                                  ---------------------------
Net income                                                        $    9,934      $    5,453
                                                                  ===========================

Other Financial Data (1):
        Adjusted EBITDA (3)                                       $   50,927      $   41,597
        Adjusted EBITDA margin                                          21.7%           20.5%

Other Operating Data (1):
        Attendance (patrons)                                          42,114          37,991

                                                                      As of           As of
                                                                    March 31,     December 31,
                                                                      2004            2003
                                                                  ----------------------------
Balance Sheet Data:
        Cash and cash equivalents                                 $   83,844      $  107,319
        Theatre properties and equipment, net                        773,285         775,880
        Total assets                                                 939,502         960,746
        Long-term debt, including current portion                    656,201         658,431
        Shareholder's equity                                          86,928          76,843

                          Reconciliation of Adjusted EBITDA (unaudited)
                                          (in thousands)

                                                                       Three months ended
                                                                            March 31,
                                                                      2004            2003
                                                                      ----            ----
Net income                                                        $    9,934      $    5,453
    Income taxes                                                       7,949           3,949
    Interest expense (2)                                              12,466          13,879
    Other expense                                                        754           1,545
    Loss from discontinued operations, net of tax benefit              1,763             315
                                                                  ---------------------------
Operating income                                                      32,866          25,141
    Add: Depreciation, amortization and asset impairment loss         17,889          15,996
    Add: Gain on sale of assets and other                               (513)           (616)
    Add: Amortized compensation - stock options (4)                      145             274
    Add: Deferred lease expenses (5)                                     540             802
                                                                  ---------------------------
Adjusted EBITDA (3)                                               $   50,927      $   41,597
                                                                  ===========================

(1) Statement of operations data, Adjusted EBITDA, and attendance data exclude the results of the Company's two United Kingdom theatres for all periods presented, as these theatres were classified as held for sale at March 31, 2004. The results of operations for these two theatres are presented as discontinued operations.
(2) Includes amortization of debt issue costs and excludes capitalized interest.
(3) Adjusted EBITDA as calculated in the chart above represents net income before income taxes, interest expense, other expense, depreciation, amortization and asset impairment loss, gain on sale of assets and other, accrued and unpaid compensation expense relating to any stock option plans and changes in deferred lease expense. Adjusted EBITDA is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to net income or operating income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with GAAP). Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The calculation of Adjusted EBITDA is consistent with the definition of EBITDA in our senior subordinated notes indentures. We have included Adjusted EBITDA because we believe it provides management and investors with additional information to measure our performance and liquidity, estimate our value and evaluate our ability to service debt. In addition, we use Adjusted EBITDA for incentive compensation purposes.
(4) Non-cash expense included in general and administrative expenses.
(5) Non-cash expense included in facility lease expense.


                                          For more information contact:
                                          Robert Copple, Chief Financial Officer
                                          (972) 665-1000